UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2018

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 8, 2018, the Company held its annual meeting of stockholders. Of the 537,807,098 shares outstanding and entitled to vote, 469,522,247 shares were represented at the meeting, constituting a quorum of approximately 87%. The following is a summary of the matters voted on at the meeting.

(a)	The twelve nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
José (Joe) Almeida	388,951,661	22,560,426	6,750,005	51,260,155
Thomas F. Chen	416,583,022	1,299,256	379,814	51,260,155
John D. Forsyth	396,778,712	21,098,610	384,770	51,260,155
James R. Gavin III	390,766,514	27,084,080	411,498	51,260,155
Peter S. Hellman	400,859,399	17,011,473	391,220	51,260,155
Munib Islam	416,645,237	1,218,043	398,812	51,260,155
Michael F. Mahoney	410,127,410	7,747,883	386,799	51,260,155
Stephen N. Oesterle	412,760,210	5,117,360	384,522	51,260,155
Carole J. Shapazian	402,564,331	15,332,274	365,487	51,260,155
Cathy R. Smith	417,077,161	841,394	343,537	51,260,155
Thomas T. Stallkamp	397,131,910	20,748,720	381,462	51,260,155
Albert P.L. Stroucken	401,293,991	16,598,115	369,986	51,260,155

(b)	By the following vote, stockholders approved, on an advisory basis, the 2017 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
389,739,101	26,455,457	2,067,534	51,260,155

(c)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2018 was ratified by the following vote:

For	Against	Abstain
456,821,313	12,158,628	542,306

(d)	By the following vote, stockholders did not approve the stockholder proposal relating to an independent board chairman:

For	Against	Abstain	Broker Non-Votes
103,449,958	300,851,330	13,960,804	51,260,155

(e)	By the following vote, stockholders did not approve the stockholder proposal relating to the right to act by written consent:

For	Against	Abstain	Broker Non-Votes
173,988,958	242,840,111	1,433,023	51,260,155

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2018

BAXTER INTERNATIONAL INC.

/s/ Ellen K. McIntosh
By:	Ellen K. McIntosh
Senior Vice President, Associate General Counsel and Corporate Secretary